Exhibit 99.10

               MONTHLY CASH MANAGERS STATEMENT AND PAYMENT ADVICES

                                   SERIES OO-C

           ---------------------------------------------------------

           Monthly Period Ending:                      30 April 2005

           Transfer Date:                              15 May 2005

           Distribution Date:                          15 May 2005

           Next Payment Date:                          15 June 2005

           ---------------------------------------------------------

                                      Index

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 Section    Contents
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    1       Receivables Pool Summary Information
    2       Series General Information
    3       Undivided Interest
    4       Segregated Trust
    5       Loan Note Issuer
    6       Issuer
    7       Investor Interest and Debt Amounts
    8       Commentary/Payout Events

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            Note:  All amounts are in (pound) sterling unless otherwise stated.

                                                                       Section 1

                    Receivables Pool Summary Information (1)

---------------------------------------------------------------------------------------------
   1     Aggregate amount of Principal Collections processed                      220,624,755

   2     Aggregate amount of proceeds from sale of delinquent
         receivables to 3rd parties treated as Principal Collections                       --

   3     Aggregate amount of Finance Charge Collections processed                  22,449,208

   4     Aggregate amount of Acquired Interchange processed                         1,840,066

   5     Aggregate amount of Interest received on Trustee Collections                      --
         Account and Trustee Acquisition Account

   6     Aggregate amount of Investor Defaults                                      3,418,238

   7     Aggregate amount of Principal written off through sale of debt to                 --
         third party treated as an Investor Default

   8     Aggregate amount of Section 75 liability                                          --

   9     Aggregate amount of outstanding principal balances in the                  see below
         Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period

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--------------------------------------------------------------------------------
                                        Aggregate                    Percentage
                                         Account                      of Total
                                    Principal Balance                Receivables
                                      (pound)000's                    in Trust
--------------------------------------------------------------------------------

  ( a )   30-59 days                     21,247                         1.27
  ( b )   60-89 days                     15,200                         0.91
  ( c )   90+ days                       80,377                         4.80

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          Total                          116,824                        6.98

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                                                                       Section 2

                    Receivables Pool Summary Information (2)

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Transferor and Aggregate Investor Interest
                                                                           Amount          Percentage
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Aggregate amount of RBS Transferor Interest/% in relation to            1,562,799,683           93.42
RBS principal balances outstanding at month end
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Aggregate Investor Interest (for analysis - see below)                    495,505,061
-------------------------------------------------------------------------------------

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OO-A Investor Interest                                                              0
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OO-B Investor Interest                                                              0
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OO-C Investor Interest                                                    495,505,061
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Balance on Trustee Acquisition Account                                             --
-------------------------------------------------------------------------------------

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Aggregate amount of RBS Principal Balances at month end                 1,672,911,919
-------------------------------------------------------------------------------------

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Portfolio Minimum Balance Parameters

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Minimum Transferor interest of RBS above amount agreed with              [ 5% ]            Yes
Rating Agencies for a period of 30 consecutive days                      [ 2% ]            Yes
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Minimum Aggregate Principal Receivables Above Zero                                         Yes
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                                                                       Section 2

                               General Information

----------------------------------------------------
Period Type                  Controlled Accumulation
----------------------------------------------------

-----------------------------------------------
Loan Note Rate                            OO-C
-----------------------------------------------
Class A                                   5.03%
Class B                                   5.25%
Class C                                   5.75%
-----------------------------------------------

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Investor Percentages
--------------------------------------------------------------------------------
                                  Prior to Addition Date      Post Addition Date
                                          OO-C                      OO-C
--------------------------------------------------------------------------------
                                           %
--------------------------------------------------------------------------------
Series Floating Percentage                6.58
Class A Floating Percentage              87.50                      N/A
Class B Floating Percentage               6.00
Class C Floating Percentage               6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Fixed Percentage                  67.06
Class A Fixed Percentage                 87.50                      N/A
Class B Fixed Percentage                  6.00
Class C Fixed Percentage                  6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Controlled Accumulation Period (CAP)/Controlled Deposit Amount
                                   Series OO-C
--------------------------------------------------------------------------------
                                                      Months            Amount
Original CAP/Controlled Deposit Amount                  18            27,528,059
Adjustment to CAP/Controlled Deposit Amount            N/A               N/A
Revised CAP/Controlled Deposit Amount                   18            27,528,059
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                                                                       Section 3

                               Undivided Interest

--------------------------------------------------------------------------------
Principal Collections                                                   OO-C

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The aggregate amount of Principal Collections                         96,486,424
processed during the related Monthly Period allocable to Series

Deduct:  Utilised Retained Principal Collections                           --
Amount notionally allocable to Class C

Deduct:  Utilised Retained Principal Collections                           --
Amount notionally allocable to Class B

Deduct:  Amount distributed to Series Principal                       27,528,059
Collections Ledger in the Segregated Trust

Deduct:  Shared Principal Collections                                      --

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Total = Cash Available for Acquisition                                68,958,365

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--------------------------------------------------------------------------------
Finance Charge Collections and Interchange                              OO-C

--------------------------------------------------------------------------------
The aggregate amount of Finance Charge                                22,449,208
Collections (to include interest on the Trustee
Collections Account and Trustee Acquisition
Account) allocable to Series during the related
Monthly Period

--------------------------------------------------------------------------------
The aggregate amount of Acquired Interchange                          1,840,066
Amount processed during the related Monthly
Period allocable to Series

--------------------------------------------------------------------------------
Total transferred to the Series Collections                           24,289,273
Account Finance Charge Collections Ledger in relation to Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other                                                                   OO-C

--------------------------------------------------------------------------------
Investor Defaults allocable to Series                                  3,418,238

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Section 75 Liability allocable to Series                                   --

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                                                                       Section 4

                              Segregated Trust (1)

                              Principal Collections

--------------------------------------------------------------------------------
Principal Collections Ledger                                            OO-C

--------------------------------------------------------------------------------
Total amount transferred from Undivided Interest                      27,528,059

--------------------------------------------------------------------------------
Deficit relative to Controlled Deposit Amount                             --

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The total distribution to Principal Funding Account or to Loan Note Issuer Account in respect of:

              Class A Monthly Principal Amount                        24,087,052
              Class B Monthly Principal Amount                         1,651,684
              Class C Monthly Principal Amount                         1,789,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Funding Account                                               OO-C

--------------------------------------------------------------------------------
Balance brought forward                                              357,864,766

--------------------------------------------------------------------------------
Transfer this month                                                   27,528,059

--------------------------------------------------------------------------------
Transfer to Loan Note Issuer Distribution Account

              Class A Monthly Principal Amount                            --
              Class B Monthly Principal Amount                            --
              Class C Monthly Principal Amount                            --

--------------------------------------------------------------------------------
Balance carry forward                                                385,392,825

--------------------------------------------------------------------------------
Deficit relative to Cumulative Controlled Deposit Amount                  --

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                              Segregated Trust (2)

                         Finance Charge Collections (1)

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Series Finance Charge Collection Ledger                    OO-C

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Finance Charge Collections Allocable to Series           6,620,497
Interchange Allocable to Series                            542,654
Interest Income on Accounts                                      0
Income from Principal Funding Account                           --
up to Class A covered amount
Retained Principal Collections Amount                           --
notionally allocable to Class B
Retained Principal Collections Amount                           --
notionally allocable to Class C
Transfer from Reserve Account                                   --
Transfer from Spread Account                                    --

-------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Amount of Distribution to be
transferred to Finance Funding Account (in
evolving and ontrolled accumulation Period)                Paid           Unpaid
or to Loan Note Issuer Distribution Account
(in Regulated or Rapid Amortisation Period)                OO-C            OO-C

--------------------------------------------------------------------------------
Class A Monthly Finance Amount                           1,851,624            --
Class A Deficiency Amount                                       --            --
Class A Additional Finance Amount                               --            --
Issuer Costs Amount                                             --            --
Class B Monthly Finance Amount                             132,549            --
Class B Deficiency Amount                                       --            --
Class B Additional Finance Amount                               --            --
Class C Monthly Finance Amount                             157,354            --
Class C Deficiency Amount                                       --            --
Class C Additional Finance Amount                               --            --
Issuer Profit Amount                                            83            --
Trustee Payment Amount                                          83            --

The total amount of distribution in respect of                  --            --
Trustee Payment Amount for the related
Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods

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                                                                       Section 4

                              Segregated Trust (3)

                         Finance Charge Collections (2)

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                                                           Paid           Unpaid
                                                           OO-C            OO-C

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Total amount of distribution in respect of Loan              8,258            --
Note Issuer Costs Amount for the monthly                                      --
period including any amount remaining unpaid                                  --
in respect of prior monthly periods                                           --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Loan              4,127            --
Note Issuer Profit for the monthly period                                     --
--------------------------------------------------------------------------------
Total amount of distribution in respect of                 309,691            --
Servicing Fee Payment Amount for the related                                  --
monthly period including any amount remaining                                 --
unpaid in respect of prior monthly periods                                    --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Cash                500            --
Management Fee Payment Amount for the
related monthly period including any amount
remaining unpaid in respect of prior monthly
periods
--------------------------------------------------------------------------------
Payment to cover Additional Expenses                             0            --
--------------------------------------------------------------------------------
Payment to cover Investor Defaults                       3,418,238            --
--------------------------------------------------------------------------------
Payment to cover Reduction in Investor Interest                 --            --
(excluding repayments of principal)
--------------------------------------------------------------------------------
Payment in relation to Stamp Duty Reserve:                      --            --
            Principal
            Interest
--------------------------------------------------------------------------------
Transfer to Reserve Account                                     --            --
--------------------------------------------------------------------------------
Transfer to Spread Account                                      --            --
--------------------------------------------------------------------------------
Payment in respect of Investor Indemnity Amt                    --            --
--------------------------------------------------------------------------------
Payment in relation to Excess Spread                     1,280,644            --
--------------------------------------------------------------------------------

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Finance Funding Account                                    OO-C

------------------------------------------------------------------
Balance brought forward                                  2,146,130
------------------------------------------------------------------
Transfer in this Month (15th's Payment)                  2,141,526
------------------------------------------------------------------
Transfer to Loan Note Issuer Distbtn Account
            Class A                                              0
            Class B                                              0
            Class C                                              0
------------------------------------------------------------------
Balance carried forward                                  4,287,656

------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (4)

                           Reserve and Spread Accounts

-----------------------------------------------------------------
Required Reserve Account                                     OO-C

-----------------------------------------------------------------
Balance brought forward                                        --

-----------------------------------------------------------------
Transfer in/out this Month                                     --

-----------------------------------------------------------------
Balance carried forward                                        --

-----------------------------------------------------------------

-----------------------------------------------------------------
Spread Account                                               OO-C

-----------------------------------------------------------------
Quarterly Excess Spread Percentage                            8.9

-----------------------------------------------------------------
Excess Spread Percentage Required                             4.2

-----------------------------------------------------------------
Required Spread Account Amount                                 --

-----------------------------------------------------------------
Balance brought forward                                        --

-----------------------------------------------------------------
Transfer in/out this Month                                     --

-----------------------------------------------------------------
Balance carried forward                                        --

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                                                                       Section 5

                                Loan Note Issuer

-------------------------------------------------------------------
Expenses Description & Method of                             OO-C
Allocation to Series                                       (pound)

-------------------------------------------------------------------
Monthly fee to RBSI based on 2bp of investor                8,258
interest
-------------------------------------------------------------------

-------------------------------------------------------------------
Total                                                       8,258

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-------------------------------------------------------------------
Loan Note Issuer Expenses Account                           OO-C
                                                           (pound)
-------------------------------------------------------------------
Balance                                                        --

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Comments

-------------------------------------------------------------------

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Loan Note Issuer Distribution Account                        OO-C
                                                           (pound)
-------------------------------------------------------------------
Retained Profit                                            16,508

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Other                                                          --

-------------------------------------------------------------------
Balance                                                    16,508

-------------------------------------------------------------------
Comments:  Balance consists solely of LNI
           profit of 1bp of investor interest
-------------------------------------------------------------------

                                                                       Section 6

                                      Issuer

------------------------------------------------------------------
Expenses Description & Method of                            OO-C
Allocation to Series                                       (pound)

------------------------------------------------------------------
                                                              --

------------------------------------------------------------------

------------------------------------------------------------------
Total                                                         --

------------------------------------------------------------------

------------------------------------------------------------------
Issuer Quarterly Expenses Account                           OO-C
                                                           (pound)

------------------------------------------------------------------
Balance at month end                                         2,502

------------------------------------------------------------------

------------------------------------------------------------------
Amount due to RBS plc                                       OO-C
                                                           (pound)

------------------------------------------------------------------
Balance at month end                                             0

------------------------------------------------------------------

------------------------------------------------------------------
Accrued interest at month end                                    0

------------------------------------------------------------------

------------------------------------------------------------------
Expenses Loan Sinking Fund Account                          OO-C
                                                           (pound)

------------------------------------------------------------------
Principal                                                     --

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                                                                       Section 7

                        Investor Interest & Debt Amounts

                                   Series OO-C

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Summary Investor Interest and Adjusted Investor Interest

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                                                   Total         Class A      Class B      Class C
Initial Investor Interest                       495,505,063    433,566,930   29,730,304   32,207,829

Principal Payments made to Loan Note Issuer          --             --            --           --

Charge Offs/Reallocations                            --             --            --           --

Investor Interest                               495,505,063    433,566,930   29,730,304   32,207,829

Series Collection Account - PC Ledger           -27,528,059         --            --           --

Balance on Principal Funding Account           -357,864,767         --            --           --

Adjusted Investor Interest                      110,112,237         --            --           --

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----------------------------------------------------------------------------------------------------
Loan Note Debt Amount

----------------------------------------------------------------------------------------------------
                                                   Total         Class A      Class B      Class C
Debt amount brought forward                     495,505,063    433,566,930   29,730,304   32,207,829

Principal Payments made to Issuer                                   --            --           --

Debt amount carried forward                     495,505,063    433,566,930   29,730,304   32,207,829

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Arran One Bonds (in US Dollars)

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                                                   Total         Class A      Class B      Class C
Outstanding Amount brought forward              700,000,000    612,500,000   42,000,000   45,500,000

Principal Payments made to Issuer                                   --            --           --

Debt amount carried forward                     700,000,000    612,500,000   42,000,000   45,500,000

Pool Factor brought forward                         100%           100%          100%         100%

Pool Factor carried forward                         100%           100%          100%         100%

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                                                                       Section 8

                           Commentary / Pay Out Events

--------------------------------------------------------------
Portfolio Yield and Expense Rate                         OO-C

--------------------------------------------------------------
Portfolio Yield for the Period                           17.3%

Expense Rate                                              6.0%

Net Charge Off Rate                                       3.8%

Excess Spread Rate                                        7.6%

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Commentary

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The quarterly, average excess spread rates are above the minimum rates, and for the period in question, have always resulted in a transfer to the "required spread accounts".

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To the knowledge of the undersigned, no Series Pay Out Event or Trust Pay Out Event has occurred except as described below:

            None

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 15th Day of May 2005

Authorised signatory

The Royal Bank of Scotland plc
Trust Cash Manager

By:         Jason Bryce

Title:      Financial Controller